UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – June 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2014

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Jesse E. Merten, Chairman of the Board, President and Chief Executive Officer, Chief Financial Officer

Judith P. Greffin, Executive Vice President and Chief Investment Officer

Samuel H. Pilch, Senior Group Vice President and Controller

Michael S. Downing, Senior Vice President

D. Scott Harper, Senior Vice President and Assistant Treasurer

Jeffrey J. McRae, Senior Vice President and Assistant Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

P. Kelly Noll, Senior Vice President and Chief Privacy Officer

Mario Rizzo, Senior Vice President and Treasurer

Errol Cramer, Vice President and Appointed Actuary

Sarah R. Donahue, Vice President

Angela K. Fontana, Vice President, General Counsel and Secretary

Tracy M. Kirchhoff, Chief Compliance Officer

Jennifer M. Hager, Assistant Secretary

Lisette S. Willemsen, Assistant Secretary

Lynn M. Cirrincione, Authorized Representative

Raymond P. Thomas, Authorized Representative

Dean M. Way, Illustration Actuary

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONRACTS

This semi-annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the six months ended June 30, 2014. Comparative figures that relate to Separate Account B’s activities during the six months ended 2014 are provided below.

The accumulation value for Separate Account B increased 6.15% during the first half of 2014 from $20.81 on December 31, 2013 to $22.09 on June 30, 2014. During this same period the S&P 500 index increased by a total return of 7.14%. Due to withdrawals and retirements, the number of accumulation units outstanding on June 30, 2014 was 39,139, down from 40,010 on December 31, 2013. As a result of changes in the accumulation unit value, total contract owners’ equity on June 30, 2014 was $1,090,585 compared to $1,060,114 on December 31, 2013.

The market, as measured by the S&P 500 index, gained 7.1% in the first half of calendar 2014. The index has shown six consecutive quarters of positive returns with the current bull market now more than five years old. In addition to what remains an accommodating Fed, equity returns continue to benefit from improving (albeit slowly) economic data, declining interest rates, an uptick in M&A activity, extremely low levels of volatility and an acceleration of shareholder friendly actions (through dividend hikes and share repurchases). In addition, despite uninspiring valuations, the risk/reward equation for equities remains attractive relative to alternative investment options like bonds.

Looking forward, we still see several cross-currents for equity investors. The most prominent positive driver, by far, is broad based economic improvement in the U.S. and other developed countries. We’re also encouraged by the market’s reception to the “wind-down” of Fed tapering. Conversely, equity valuations have risen and now trade at a 15% premium to 10-year historical averages. Additional (potential) performance headwinds include well documented political unrest in several regions of the world (e.g., Gaza, Ukraine, etc.), a rebound in interest rates and prospects for relatively tepid earnings growth in the latter half of the year.

In summary, we continue to believe that stocks have further upside potential; however, valuation is no longer “our friend,” as the market has rebounded approximately 225% off its March 2009 bottom. Stock selection is now the key differentiator for outperformance, and in our current environment, investors will increasingly “pay up” for high quality companies that offer above average dividend yields. We believe our portfolio, with leading companies across a broad base of industry sectors, is well constructed to accommodate this market backdrop.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers
Allstate Assurance Company
Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member receives an annual retainer of $4,500.00 for serving on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 18, 2014, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect David G. Fussell, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1.	The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
David G. Fussell
Affirmative	$395,396.51	47.370%	100.000%
Withhold	.00	.000%	.000%
TOTAL	$395,396.51	47.370%	100.000%

Henry E. Blaine
Affirmative	$395,396.51	47.370%	100.000%
Withhold	.00	.000%	.000%
TOTAL	$395,396.51	47.370%	100.000%

H. Grant Law, Jr.
Affirmative	$395,396.51	47.370%	100.000%
Withhold	.00	.000%	.000%
TOTAL	$395,396.51	47.370%	100.000%

2.	Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$395,396.51	47.370%	100.000%
Withhold	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	$395,396.51	47.370%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Henry E. Blaine (84) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2013-2014 36 years of service	Retired - Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (67) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2013-2014 22 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile - GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director

David G. Fussell (67) 259 Gnome Trail Lookout Mtn., GA 30750	Chairman, Board of Managers	2013-2014 19 years of service	Retired - Chief Investment Officer and Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Each Board member has served in that capacity for more than a decade and is annually elected by Contract owners. The Board of Managers does not include a lead member who is not an interested person. The Board’s current structure is appropriate in view of the experience and longstanding working relationship of its members and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

Allstate Assurance Company Separate Account B

Unaudited Financial Statements

June 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014
ASSETS
Common stocks - at fair value
(Cost: $678,951)	$1,062,023
Cash	39,545
Accrued dividends	801

TOTAL ASSETS	$1,102,369

LIABILITIES AND CONTRACT OWNERS’ EQUITY
Amounts payable for terminations and variable annuity benefits	$10,669
Management fee and other amounts due Allstate Assurance Company	1,115

TOTAL LIABILITIES	11,784

Contract owners’ equity:
Deferred annuity contracts terminable by owners - (accumulation units outstanding: 39,139.122 at $22.08514 per unit)	864,393
Annuity contracts in pay-out period - (annuitization units outstanding: 10,241.818 at $22.08514 per unit)	226,192

TOTAL CONTRACT OWNERS’ EQUITY	1,090,585

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$1,102,369

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

(Unaudited)

Allstate Assurance Company Separate Account B

Six Months Ended
June 30, 2014
INVESTMENT INCOME
Income:
Dividends	$12,258

Expenses - Note D:
Investment advisory services	2,619
Mortality and expense assurances	3,667

Total Expenses	6,286

NET INVESTMENT INCOME	5,972

REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NOTE A
Net realized gain from investment transactions:
Proceeds from sales	38,529
Cost of investments sold	19,354

Net realized gain on investments	19,175

Net unrealized appreciation of investments:
At end of period	383,072
At beginning of period	344,550

Increase in net unrealized appreciation of investments	38,522

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	57,697

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$63,669

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

(Unaudited)

Allstate Assurance Company Separate Account B

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
BALANCE AT BEGINNING OF PERIOD	$1,060,114	$907,649
FROM OPERATIONS:
Net investment income	5,972	11,354
Net realized gain on investments	19,175	100,623
Increase in net unrealized appreciation of investments	38,522	125,184

Net increase in contract owners’ equity from operations	63,669	237,161

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:
Terminations and death benefits (Units terminated):	(18,428)	(53,727)
2014: 871.341;
2013: 2,954.259;
Variable annuity benefits paid (Number of units):	(14,770)	(30,969)

2014: 686.681;
2013: 1,680.041;
Decrease in contract owners’ equity from variable annuity contract transactions	(33,198)	(84,696)

NET INCREASE IN CONTRACT OWNERS’ EQUITY	30,471	152,465

BALANCE AT END OF PERIOD	$1,090,585	$1,060,114

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS
CAPITAL GOODS
Allegion PLC *	116	$6,575
Caterpillar, Inc.	200	21,734
Emerson Electric Company	500	33,180
General Electric Company	2,000	52,560
Ingersoll-Rand PLC	350	21,879

		135,928	12.5%
CONSUMER GOODS
PepsiCo, Inc.	700	62,538
Procter & Gamble Company	500	39,295

		101,833	9.3%
CONSUMER SERVICES
Target Corporation	500	28,975
The Walt Disney Company	500	42,870
Wal-Mart Stores, Inc.	400	30,028

		101,873	9.3%
ENERGY
Chevron Corporation	445	58,095
Dominion Resources, Inc.	750	53,640
Exxon Mobil Corporation	565	56,884

		168,619	15.5%
FINANCIAL
American Express Company	650	61,665
JPMorgan Chase & Company	1,000	57,620
Wells Fargo & Company	1,300	68,328

		187,613	17.2%
HEALTH CARE
Express Scripts Holding Company *	600	41,598
Johnson & Johnson	600	62,772
Stryker Corporation	600	50,592

		154,962	14.2%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014

	Number of	Fair	% of Net
	Shares	Value	Assets
COMMON STOCKS - Continued
TECHNOLOGY
Apple, Inc.	525	$48,788
Cisco Systems, Inc .	1,800	44,730
EMC Corporation	1,550	40,827
Jabil Circuit, Inc .	1,200	25,080
Microsoft Corporation	500	20,850
TE Connectivity Ltd.	500	30,920

		211,195	19.4%
TOTAL COMMON STOCKS (Cost: $678,951)		1,062,023	97.4%

TOTAL INVESTMENTS (Cost: $678,951)		1,062,023	97.4%
CASH AND ACCRUED DIVIDENDS LESS LIABILITIES		28,562	2.6%

TOTAL CONTRACT OWNERS’ EQUITY		$1,090,585	100.0%

*	Non- income producing security

All investments held as of June 30, 2014, were in domestic companies based in the United States, except for Allegion PLC and Ingersoll-Rand PLC, which are based in Ireland, and TE Connectivity Ltd., which is based in Switzerland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Six Months Ended		Year Ended December 31
	June 30, 2014		2013	2012	2011	2010
Investment income	$0.25		$0.45	$0.44	$0.36	$0.31
Expenses	0.13		0.23	0.19	0.17	0.16

Net investment income	0.12		0.22	0.25	0.19	0.15
Net realized and unrealized gain on investments	1.16		4.26	1.34	0.22	0.54

Net increase in contract owners’ equity	1.28		4.48	1.59	0.41	0.69
Net contract owners’ equity:
Beginning of period	20.81		16.33	14.74	14.33	13.64

End of period	$22.09		$20.81	$16.33	$14.74	$14.33

Total Return	6.15%		27.43%	10.79%	2.86%	5.06%
Ratio of expenses to average contract owners’ equity	1.20	%*	1 .20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.14	%*	1 .16%	1.59%	1.29%	1.06%
Portfolio turnover	0%		18%	15%	19%	0%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	39,139		40,010	42,934	43,271	46,859
Annuity contracts in pay-out period -annuitization units outstanding at end of period	10,242		10,928	12,639	14,785	17,279

*	Annualized

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014

NOTE A – INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement has been met by Separate Account B as of December 31, 2009. As of June 30, 2014, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Security transactions are recorded on a trade date basis. Realized and unrealized gains and losses on investments are credited or charged to contract owners’ equity through the statement of operations. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $383,072 and no gross unrealized losses at June 30, 2014. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the period ended June 30, 2014, is shown below.

Six Months
Ended
June 30, 2014
Cost of investments purchased	$0

Proceeds from investments sold	$38,529

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuity Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2014

NOTE B - FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.

•	Level 2 – Assets and liabilities whose values are based on the following:

a) Quoted prices for similar assets or liabilities in active markets;

b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or

c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of June 30, 2014, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by type and industry composition.

NOTE C - FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B.

Separate Account B had no liability for unrecognized tax benefits at June 30, 2014, and there was no activity related to unrecognized tax benefits during the period. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D - EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the average daily net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Period	Accumulation Unit Value
1968	1.036279
1969	1.080379
1970	1.030039
1971	1.178612
1972	1.403795
1973	1.126624
1974	0.863269
1975	1.022844
1976	1.156853
1977	1.064425
1978	1.094150
1979	1.219189
1980	1.555258
1981	1.473246
1982	1.812441
1983	2.132092
1984	2.029912
1985	2.480050
1986	2.743444
1987	2.734169
1988	3.087892
1989	3.812606
1990	3.736441
1991	5.036212
1992	5.028547
1993	5.646864
1994	5.410722
1995	6.908158
1996	8.435567
1997	11.384926
1998	15.192155
1999	19.180992
2000	16.659801
2001	15.297123
2002	10.188983
2003	13.879698
2004	15.094382
2005	15.370699
2006	16.756791

End of Period	Accumulation Unit Value
March 2007	16.780022
June	17.955239
September	18.522881
December	17.766886
March 2008	16.403785
June	16.270263
September	14.738496
December	10.513382
March 2009	9.447797
June	11.125835
September	12.753690
December	13.639973
March 2010	14.463281
June	12.776415
September	13.705927
December	14.327625
March 2011	14.541089
June	14.964522
September	13.372847
December	14.741467
March 2012	16.202612
June	15.786373
September	16.493265
December	16.332470
March 2013	17.884246
June	18.656378
September	19.136174
December	20.811460
January 2014	20.050992
February	20.786287
March	21.268006
April	21.360623
May	21.681013
June	22.085139

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 2006, on the last valuation day of each quarter from March 2007 through December 2013, and on the last valuation day of each month beginning January 2014. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6. Schedule of Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11. Controls and Procedures.

(a)	Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b)	No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Not applicable to Semi-Annual Report.

(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: August 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer and Chief Financial Officer

Date: August 28, 2014